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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2005

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                     000-25311              59-2248411
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 (State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)


                20 Guest Street, Boston, MA                        02135
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         (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 28, 2005, AMICAS, Inc. (the "Company" or "AMICAS") entered into an employment agreement (the "Agreement") with Peter A. McClennen ("Executive") defining the terms of his employment with AMICAS as Chief Operating Officer and President. The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (c) Effective March 28, 2005, Peter A. McClennen became the Company's Chief Operating Officer ("COO") and President. Prior to this, Mr. McClennen, age 36, served as Global General Manager, Imaging and Information Systems, from February 2004 until March 2005, and General Manager, Global Marketing and Product Development, from June 2002 until February 2004, for General Electric Healthcare Information Technologies ("GE Healthcare") based in Chicago, Illinois. GE Healthcare is a medical technology company and a unit of General Electric Company. Prior to joining GE Healthcare, Mr. McClennen worked for Fujifilm Medical Systems, a medical imaging and technology subsidiary of Fuji Photo Film, Ltd as Director of Marketing, Network Systems from October 2001 until June 2002 and as National Product Manger, PACS from March, 2000 to September 2001.

         The Company entered into the Agreement with Mr. McClennen on March 28, 2005, the term of which ends December 31, 2005. The Agreement provides for an annual base salary of $260,000.

         The Agreement provides for the grant of options to purchase 300,000 shares of Company common stock ("Option Grant #1) priced at the market value per share of the Company's common stock at the close of the NASDAQ National Market on the grant date of Option Grant # 1 which shall be the date the appointment as COO is effective. Option shares shall vest and become exercisable, provided Executive is employed by Company, as follows: i) 100,000 shall vest one (1) year from grant date of Option Grant #1, and ii) the balance shall vest in eight (8) equal quarterly installments beginning twelve (12) months from grant date of Option Grant #1. Except as set forth below and in the Agreement, these options shall terminate ten (10) years from the grant date of Option Grant #1. Upon termination of employment, for non renewal, good reason or without cause, one half of all then unvested Option Grant #1 options shall immediately fully vest and the right to exercise any and all vested Option Grant #1 options shall terminate on the earlier of one (1) year from termination or ten (10) years from the date of grant. Upon a change in control, as defined in the Agreement, all unvested Option Grant #1 options shall fully vest and the exercise period shall terminate on the earlier of two (2) years from termination or ten (10) years from the date of grant. Upon termination of employment by the Company for cause, as defined in the Agreement, or voluntary termination, as described in the Agreement, all unvested Option Grant #1 options shall be canceled. Upon termination of employment for any other reason including death or total and permanent disability, as defined in the Agreement, but excluding any termination by the Company without cause, for cause or voluntary termination, all unvested Option Grant #1 options shall immediately fully vest and the right to exercise any and
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all vested Option Grant #1 options shall terminate on the earlier of one (1)
year from termination or ten (10) years from the date of grant. Upon voluntary termination, as described in the Agreement, all vested options will be exercisable for five (5) years from the date of termination.

         The Agreement provides for a $75,000 cash bonus to be paid no later than 30 days after the date Executive commences employment. Upon either a voluntary termination (other than as a result of a change in control) or termination for cause as described in the Agreement, within seven (7) months of the start date, Executive must repay this cash bonus to AMICAS. The Agreement also provides for incentive compensation of a $75,000 cash bonus pursuant to the Company's 2005 management bonus plan established by the Compensation Committee of the Company's Board of Directors in the event that certain performance goals are met.

         The Agreement also provides for the grant of options to purchase 300,000 shares of Company common stock ("Option Grant #2") priced at the market value per share of the Company's common stock at the close of the NASDAQ National Market on the Option Grant # 2 Date which shall be the date the appointment as COO is effective. All these option rights shall be subject to the terms and conditions of the Agreement, and to the extent it does not conflict with the Agreement, the Company's 2000 Broad-Based Stock Plan except for the vesting of such options upon Change in Control (as defined in the Agreement) which shall be governed by the terms herein. All 300,000 option shares will vest and become exercisable on the sixth anniversary of the Option Grant #2 Date. However, subject to attainment of certain performance goals, the vesting of a certain percentage of these shares will accelerate. If there is a change in control, as defined in the Agreement, all of these option shares shall immediately vest. In certain circumstances, if Executive is terminated pursuant in either 2005 or 2006, and the performance goal for such year is thereafter achieved, the unvested Option Grant #2 options for that year only shall be subject to accelerated vesting and they shall terminate two (2) years from the date of termination. While Executive is employed by the Company, all vested options will continue for ten (10) years from date of grant. Except as described above and in the Agreement, upon the Executive's termination, all vested options shall expire five (5) years from date of termination. Upon death or total and permanent disability, as defined in the Agreement, all vested options shall expire two (2) years from date of death or total and permanent disability. Upon either i) voluntary termination, as described in the Agreement, or ii) termination for cause, as defined in the Agreement, all unvested stock options shall be canceled and unexercisable.

         The Agreement provides for additional incentive compensation which consists of (i) a cash bonus of up to $75,000 which may be earned in each of 2005 and 2006 subject to certain performance goals.

         The Agreement also provides relocation expenses. The Company shall reimburse Executive up to $80,000 in costs incurred by Executive in relocating Executive and his family to the Boston, Massachusetts area. Upon either a voluntary termination (other than as a result of a change in control) or termination for cause as described in the Agreement, within twelve (12) months of the date of his relocation, Executive must repay AMICAS for all relocation expenses reimbursed.
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         This summary of the Agreement is qualified in its entirety by the terms and conditions of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMICAS, INC.

                                   By: /s/ Stephen Hicks
                                       -----------------------------
                                       Name:  Stephen Hicks
                                       Title: Vice President and General Counsel



Date:    March 31, 2005
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                                  EXHIBIT INDEX

Exhibit No.            Description
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10.1                   Agreement dated March 28, 2005, between the Company
                       and Peter A. McClennan